UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2026

RMX INDUSTRIES, INC.
(Exact name of Company as specified in its charter)

Nevada	333-294940	88-2960484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Ave, Ste. 600, Dallas, TX	75205
(Address of principal executive offices)	(Zip Code)

(866) 706-4276
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 21, 2026, RMX Industries, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of October 21, 2026 (the “Purchase Agreement”), with Vanquish Funding Group Inc., a Virginia corporation (“Vanquish”), pursuant to which the Company issued a 12% promissory note in the aggregate principal amount of $295,550.00, which includes an original issue discount of $38,550.00, for an aggregate purchase price of $257,000.00 (the “Note”), with additional tranches of financing of up to $1,100,000.00 in the aggregate during the next twelve (12) months subject to further agreement by and between the Company and Vanquish.

The Note matures on October 15, 2027. The Company may prepay the Note in full at any time with no prepayment penalty upon written notice to Vanquish. The Company is responsible for $7,000 of Vanquish’s due diligence and legal fees in connection with the Purchase Agreement. The Company intends to use the proceeds of the Note for general working capital purposes.

Upon the occurrence and during the continuation of any Event of Default (as defined in the Note), the Note shall become immediately due and payable and the Company shall pay to Vanquish, in full satisfaction of its obligations thereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of the Note plus (x) accrued and unpaid interest on the unpaid principal amount of the Note to the date of payment plus (y) Default Interest (as defined in the Note), if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to Vanquish pursuant to Article IV of the Note, and all other amounts payable thereunder shall immediately become due and payable, all without demand, presentment or notice, together with all costs, including, without limitation, legal fees and expenses, of collection, and Vanquish shall be entitled to exercise all other rights and remedies available at law or in equity.

Solely upon the occurrence and continuation of an Event of Default (as defined in the Note), Vanquish shall have the right, but not the obligation, to convert all or any portion of the outstanding balance of the Note, including principal, accrued interest, and any applicable default amount, into shares (the “Conversion Shares”) of the Company’s class A common stock, $0.001 par value per share (the “Class A Common Stock”), provided that in no event shall Vanquish convert any portion of the Note prior to the date which is one hundred eighty (180) days following the issue date of the Note. The conversion price for the Conversion Shares is 65% of the lowest trading price (i.e., the lowest closing bid price, representing a 35% discount) for the Class A Common Stock during the ten (10) trading days immediately preceding the applicable conversion date. Vanquish is prohibited from converting any amount of the Note that would result in Vanquish and its affiliates beneficially owning more than 4.99% of the outstanding shares of Class A Common Stock.

Additionally, the obligations evidenced by the Note, including but not limited to the principal, interest, default interest, default amount, optional prepayment amount, and any fail to deliver fee, are and will be subordinate and junior in right of payment to the senior secured convertible promissory notes issued or issuable by the Company under that certain Securities Purchase Agreement, dated as of October 15, 2025, by and among the Company and the investors listed on the Schedule of Buyers attached thereto, as amended.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of the parties. The representations, warranties and covenants contained in such agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The Purchase Agreement and the Note are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and the description above of the material terms of the Purchase Agreement and the Note is qualified in its entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities that may be issued by the Company to Vanquish under the Purchase Agreement are being offered and sold by the Company to Vanquish in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the Purchase Agreement, Vanquish represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to Vanquish under the Purchase Agreement have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of any securities of the Company in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated as of October 21, 2026, by and between RMX Industries, Inc. and Vanquish Funding Group Inc.
10.2	Promissory Note, dated October 21, 2026, by and between RMX Industries, Inc. and Vanquish Funding Group Inc.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026	RMX INDUSTRIES, INC.

/s/ Karl Kit
	Name:	Karl Kit
	Title:	Chief Executive Officer and President

3